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                                  Exhibit 10.22

                          FIRST AMENDMENT AND WAIVER TO
                       NOTE AND EQUITY PURCHASE AGREEMENT

     THIS FIRST AMENDMENT AND WAIVER TO NOTE AND EQUITY PURCHASE AGREEMENT, dated as of May 7, 2002 (the "Amendment"), is entered into by and between CAPITALSOURCE FINANCE LLC, a Delaware limited liability company, in its capacity as administrative agent and collateral agent for the Purchasers under the Agreement referenced below and as the sole Purchaser under the Agreement referenced below ("Agent"), and each of ENCORE MEDICAL CORPORATION, ENCORE MEDICAL GP, INC., ENCORE MEDICAL ASSET CORPORATION, and ENCORE MEDICAL, L.P., (together, the "Loan Parties"). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below).

     WHEREAS, the Agent, Purchasers and Loan Parties have entered into that certain Note and Equity Purchase Agreement dated as of February 8, 2002 (as amended, supplemented, modified or restated from time to time, the "Agreement") pursuant to which Purchasers purchased certain Notes from the Loan Parties;

     WHEREAS, the Loan Parties have requested that Agent and Purchasers amend certain provisions of the Agreement and waive an Event of Default under the Agreement, all as provided herein; and

     WHEREAS, subject to satisfaction of the conditions set forth herein, Agent and the Purchasers are willing to amend the Agreement and provide the requested waiver of an Event of Default as provided herein;

     NOW, THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the receipt and sufficiency are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Amendment. Section 7.3(a) of the Agreement shall be and hereby is amended and restated and replaced in its entirety to read in full as follows:

     "(a) Minimum EBITDA. As measured on each Measurement Date for the Measurement Period ending on such Measurement Date, EBITDA shall not be less than:

         Measurement Date                                                            Minimum EBITDA
         ----------------                                                            --------------
         The last day of the 1st Fiscal Quarter of Fiscal Year 2002                  $15,682,000
         The last day of the 2nd Fiscal Quarter of Fiscal Year 2002                   14,800,000
         The last day of the 3rd Fiscal Quarter of Fiscal Year 2002                   14,100,000
         December 31, 2002                                                            14,638,000
         The last day of the 1st Fiscal Quarter of Fiscal Year 2003                   15,638,000
         The last day of the 2nd Fiscal Quarter of Fiscal Year 2003                   16,542,000
         The last day of the 3rd Fiscal Quarter of Fiscal Year 2003                   17,174,000
         December 31, 2003                                                            17,566,000
         The last day of the 1st Fiscal Quarter of Fiscal Year 2004                   18,197,000
         The last day of the 2nd Fiscal Quarter of Fiscal Year 2004                   18,844,000
         The last day of the 3rd Fiscal Quarter of Fiscal Year 2004                   19,510,000

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
         December 31, 2004                                                            20,200,000
         The last day of the 1st Fiscal Quarter of Fiscal Year 2005                   20,694,000
         The last day of the 2nd Fiscal Quarter of Fiscal Year 2005                   21,289,000
         The last day of the 3rd Fiscal Quarter of Fiscal Year 2005                   21,736,000
         December 31, 2005                                                            22,220,000
         The last day of the 1st Fiscal Quarter of Fiscal Year 2006                   22,753,000
         The last day of the 1st Fiscal Quarter of Fiscal Year 2006                   23,309,000
         The last day of the 1st Fiscal Quarter of Fiscal Year 2006                   23,865,000
         December 31, 2006                                                            24,443,000"

     SECTION 2. Waiver. Pursuant to Section 7.3(a) of the Agreement, the Loan Parties were required to maintain on a consolidated basis EBITDA at the end of the last day of the first Fiscal Quarter of Fiscal Year 2002 (the "Measurement Date") for the Measurement Period ending on such date of not less than $15,682,000. The Loan Parties have informed Agent that as of such Measurement Date, the EBITDA for the Loan Parties on a consolidated basis for the Measurement Period ending on such date was less than the required amount. The Loan Parties' failure to maintain such minimum required EBITDA constitutes an Event of Default under Section 8.1(d) of the Agreement (the "Existing Default"). Effective as of the Effective Time, and subject to the conditions precedent herein, the Agent and Purchasers hereby waive the Existing Default.

     SECTION 3. Conditions. This Amendment, and the amendments and waivers contained herein, shall be effective only upon and subject to satisfaction of the following conditions precedent (such effective time, being the "Effective Time"): (a) the representations and warranties contained herein and in all other Purchase Documents shall be true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date; (b) no Default or Event of Default shall be in existence after giving effect to the waiver set forth herein; (c) the Loan Parties shall have delivered to the Agent an executed original copy of this Amendment and each other agreement, document or instrument reasonably requested by the Agent in connection with this Amendment; (d) the Senior Agent and all Senior Lenders shall have consented in writing to all of the provisions, amendments and waivers contained in this Amendment, in form and substance satisfactory to Agent, and none of the provisions of this Amendment shall be a default or event of default under the Senior Credit Agreement or with respect to the Senior Financing; (e) Loan Parties shall have paid to Agent all fees, costs and expenses owed to and/or incurred by the Agent and Purchasers arising in connection with the Agreement and/or this Agreement; and (f) all proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to the Agent.

     SECTION 4. Agreement in Full Force and Effect as Amended. Except as specifically amended and waived hereby, the Agreement and other Purchase Documents shall remain in full force and effect and are hereby ratified and confirmed as so amended. Except as expressly set forth herein, this Amendment shall not be deemed to be a waiver, amendment or modification of any provisions of the Agreement or any other Purchase Document or any right, power or remedy of Agent or Purchasers, nor constitute a waiver of any provision of the Agreement or any other Purchase Document, or any other document, instrument and/or agreement executed or delivered in connection therewith or of any Default or Event of Default under any of the foregoing, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. This Amendment also shall not preclude the future exercise of any right, remedy, power, or privilege available to Agent and/or Purchasers

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whether under the Agreement, the other Purchase Documents, at law or otherwise.
All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation or satisfaction and accord of the Agreement and/or other Purchase Documents, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement and Purchase Documents as amended by this Amendment, as though such terms and conditions were set forth herein. Each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Agreement as amended by this Amendment, and each reference herein or in any other Purchase Document to the "Loan Agreement" or "Credit Agreement" or "Purchase Agreement" shall mean and be a reference to the Agreement as amended and modified by this Amendment.

     SECTION 5. Representations. Each Loan Party hereby represents and warrants to Agent and Purchasers as of the date of this Amendment as follows: (i) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance by it of this Amendment and all other Purchase Documents executed and/or delivered in connection herewith are within its powers, have been duly authorized, and do not contravene (A) its articles of organization, operating agreement, or other organizational documents, or (B) any applicable law; (iii) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any Governmental Authority or other Person, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment or any other Purchase Documents executed and/or delivered in connection herewith by or against it; (iv) this Amendment and all other Purchase Documents executed and/or delivered in connection herewith has been duly executed and delivered by it; (v) this Amendment and all other Purchase Documents executed and/or delivered in connection herewith constitute its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity;
(vi) after giving effect to this Amendment, it is not in default under the Purchase Documents and no Default or Event of Default exists, has occurred and is continuing or would result by the execution, delivery or performance of this Amendment; and (vii) the representations and warranties contained in the Purchase Documents are true and correct in all material respects as of the date hereof as if made on the date hereof, except for such representations and warranties limited by their terms to a specific date.

     SECTION 6. Miscellaneous.

     (a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Each party agrees that it will be bound by its own facsimile signature and that it accepts the facsimile signature of each other party. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof or thereof. Whenever the context and construction so require, all words herein in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

     (b) This Amendment may not be changed, amended, restated, waived, supplemented, discharged, canceled, terminated or otherwise modified orally or by any course of dealing or in any manner other than as provided in the Agreement. This Amendment shall be considered part

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of the Agreement and shall be a Purchase Document for all purposes under the
Agreement and other Purchase Documents.

     (c) This Amendment, the Agreement and the Purchase Documents constitute the final, entire agreement and understanding between the parties with respect to the subject matter hereof and thereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties, and shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto and thereto. There are no unwritten oral agreements between the parties with respect to the subject matter hereof and thereof.

     (d) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE AGREEMENT.

     (e) No Loan Party may assign, delegate or transfer this Amendment or any of its rights or obligations hereunder. No rights are intended to be created under this Amendment for the benefit of any third party donee, creditor or incidental beneficiary of any Loan Party or any Guarantor. Nothing contained in this Amendment shall be construed as a delegation to Agent or Purchasers of Loan Parties' or any Guarantor's duty of performance, including, without limitation, any duties under any account or contract in which Agent or Purchasers have has a security interest or Lien. This Amendment shall be binding upon the Loan Parties and their respective successors and assigns.

     (f) The Loan Parties shall pay all costs and expenses incurred by Agent and Purchasers or any of their affiliates, including, without limitation, documentation and diligence fees and expenses, all search, audit, appraisal, recording, professional and filing fees and expenses and all other out-of-pocket charges and expenses (including, without limitation, UCC and judgment and tax lien searches and UCC filings and fees for post-Closing UCC and judgment and tax lien searches) and reasonable attorneys' fees and expenses, in connection with
(i) entering into, negotiating, preparing, reviewing and executing this Amendment and the documents, agreements and instruments contemplated hereby and all related agreements, documents and instruments, and (ii) any actions, audits and/or examination taken pursuant to Section 6(g) below and/or as a result therefrom, and all of the same shall be part of the Obligations. If Agent, any Purchaser or any of their affiliates uses in-house counsel for any of the purposes set forth above the Loan Parties expressly agrees that their Obligations include reasonable charges for such work commensurate with the fees that would otherwise be charged by outside legal counsel selected by such Person in its sole discretion for the work performed.

     (g) Each Loan Party hereby (i) consents to the execution and delivery of this Amendment by the other Loan Parties, (ii) agrees that this Amendment shall not limit or diminish the obligations of the subject Loan Party under the Purchase Documents, (iii) reaffirms its obligations under each of the Purchase Documents to which it is a party, and (iv) agrees that each of such Purchase Documents remains in full force and effect and is hereby ratified and confirmed.

     (h) All representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment and no investigation by Agent or Purchasers shall affect such representations or warranties or the right of Agent or Purchasers to rely upon them.

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     (i) Notwithstanding and without limiting any provision of any Purchase
Document or of this Amendment, including, without limitation, Section 7.1(i) of the Agreement, the Loan Parties agree and acknowledge that, at the expense of Loan Parties, Agent shall have the right at any time within 120 Business Days after the Effective Time as Agent deems necessary or appropriate in its sole discretion, during normal business hours, to (i) make one visit and inspection of any of Loan Parties' offices or properties or any other place where Collateral is located to inspect the Collateral and/or to examine or audit all of Loan Parties' books of account, records, reports and other papers, in particular with respect to the financial covenants and compliance therewith,
(ii) make copies and extracts therefrom, and (iii) discuss Loan Parties' business, operations, prospects, properties, assets, liabilities, condition and/or accounts with its officers and independent public accountants (and by this provision such officers and accountants are authorized to discuss the foregoing).

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

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     IN WITNESS WHEREOF, the parties have caused this First Amendment to the
Note and Equity Purchase Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written to be effective as of the Effective Time.

PURCHASER/AGENT:

CAPITALSOURCE FINANCE LLC

By:  /s/ Steven A. Museles
Name:  Steven A. Museles
Title:  Sr. Vice President

LOAN PARTIES:

ENCORE MEDICAL CORPORATION             ENCORE MEDICAL ASSET CORPORATION

By:  /s/ Harry L. Zimmerman            By: /s/ Harry L. Zimmerman
Name:  Harry L. Zimmerman              Name:  Harry L. Zimmerman
Title:  Harry L. Zimmerman             Title:  Harry L. Zimmerman

ENCORE MEDICAL GP, INC.                ENCORE MEDICAL, L.P.

                                       By: Encore Medical GP, Inc., its sole
                                           General Partner

By:  /s/ Harry L. Zimmerman            By: /s/ Harry L. Zimmerman
Name:  Harry L. Zimmerman              Name:  Harry L. Zimmerman
Title:  Harry L. Zimmerman             Title:  Harry L. Zimmerman


THE TERMS AND PROVISIONS OF THE FOREGOING FIRST AMENDMENT AND WAIVER TO THE NOTE AND EQUITY PURCHASE AGREEMENT ARE HEREBY AGREED AND CONSENTED TO AND APPROVED AS OF MAY 7, 2002 BY THE SENIOR AGENT AND ALL SENIOR LENDERS:

SENIOR AGENT AND SENIOR LENDERS:

BANK OF AMERICA, NATIONAL ASSOCIATION

By:  /s/ Kevin R. Kelly
Name:  Kevin R. Kelly
Title:  Sr. Vice President

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